Third Point Reinsurance Ltd.

Financial Supplement
September 30, 2016

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.

Basis of Presentation and Non-GAAP Financial Measures:

Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We refer to Third Point Reinsurance Investment Management Ltd. as the “Catastrophe Fund Manager,” Third Point Reinsurance Opportunities Fund Ltd. as the “Catastrophe Fund” and Third Point Re Cat Ltd. as the “Catastrophe Reinsurer.” We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.

In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:

This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) limited historical information about the Company; (ii) fluctuation in results of operations; (iii) more established competitors; (iv) losses exceeding reserves; (v) downgrades or withdrawal of ratings by rating agencies; (vi) dependence on key executives; (vii) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (viii) potential inability to pay dividends; (ix) inability to service the Company’s indebtedness; (x) limited cash flow and liquidity due to indebtedness; (xi) unavailability of capital in the future; (xii) fluctuations in market price of the Company’s common shares; (xiii) dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting; (xiv) suspension or revocation of reinsurance licenses; (xv) potentially being deemed an investment company under United States federal securities law; (xvi) potential characterization of Third Point Re and/or Third Point Reinsurance Company Ltd. as a passive foreign investment company; (xvii) future strategic transactions such as acquisitions, dispositions, merger or joint ventures; (xviii) dependence on Third Point LLC to implement the Company’s investment strategy; (xix) termination by Third Point LLC of the investment management agreements; (xx) risks associated with the Company’s investment strategy being greater than those faced by competitors; (xxi) increased regulation or scrutiny of alternative investment advisers affecting the Company’s reputation; (xxii) Third Point Reinsurance Ltd. potentially becoming subject to United States federal income taxation; (xxiii) potentially becoming subject to United States withholding and information reporting requirements under the Foreign Account Tax Compliance Act provisions; (xxiv) changes in Bermuda or other law regulation that may have an adverse impact on the Company's operations; and (xxv) other risks and factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended September 30, 2016 and 2015	Page 7
Segment Reporting - Nine months ended September 30, 2016 and 2015	Page 8
Property and Casualty Reinsurance Segment - by Quarter	Page 9
Catastrophe Risk Management Segment - by Quarter	Page 10
Corporate Function - by Quarter	Page 11
Gross Premiums Written by Lines and Type of Business and Type of Transaction - by Quarter	Page 12

Investments
Investments Managed by Third Point LLC - by Quarter	Page 13
Investment Return by Investment Strategy - by Quarter	Page 14

Other
General and Administrative Expenses - by Quarter	Page 15
Book Value per Share and Diluted Book Value per Share - by Quarter	Page 16
Earnings (Loss) per Share - by Quarter	Page 17
Return on Beginning Shareholders’ Equity - by Quarter	Page 18

Third Point Reinsurance Ltd.
Key Performance Indicators
September 30, 2016 and 2015
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Nine months ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss(1)	$(8,339)	$(5,835)	$(40,538)	$(19,082)
Combined ratio(1)	106.5%	102.8%	110.2%	104.1%

Key investment return metrics:
Net investment income (loss)	$88,356	$(193,156)	$134,592	$(89,627)
Net investment return on investments managed by Third Point LLC	4.0%	(8.7)%	6.0%	(4.3)%

Key shareholders’ value creation metrics:
Book value per share(2) (3)	$14.01	$13.23	$14.01	$13.23
Diluted book value per share(2) (3)	$13.55	$12.85	$13.55	$12.85
Increase (decrease) in diluted book value per share(2)	5.2%	(11.8)%	5.4%	(8.1)%
Return on beginning shareholders’ equity(2)	5.2%	(12.8)%	5.4%	(8.9)%

(1)	Refer to accompanying “Segment Reporting - Three and nine months ended September 30, 2016 and 2015” for a calculation of net underwriting loss and combined ratio.

(2)
Book value per share, diluted book value per share and return on beginning shareholders’ equity are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity.

(3)	Prior year comparatives represent amounts as of December 31, 2015.

Third Point Reinsurance Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Assets
Equity securities, trading, at fair value	$1,622,938	$1,458,015	$1,483,076	$1,231,077	$1,289,840
Debt securities, trading, at fair value	1,079,132	1,250,883	1,185,102	1,034,247	737,039
Other investments, at fair value	49,664	64,320	49,965	51,920	52,882
Total investments in securities	2,751,734	2,773,218	2,718,143	2,317,244	2,079,761
Cash and cash equivalents	20,982	7,038	7,658	20,407	10,819
Restricted cash and cash equivalents	365,451	280,069	316,923	330,915	604,428
Due from brokers	284,170	337,264	424,205	326,971	303,597
Derivative assets, at fair value	22,565	26,122	26,877	35,337	27,337
Interest and dividends receivable	11,756	7,492	14,092	10,687	10,030
Reinsurance balances receivable	448,450	429,358	326,066	294,313	314,693
Deferred acquisition costs, net	255,379	221,651	216,689	197,093	192,451
Other assets	17,101	14,159	16,594	12,141	15,223
Total assets	$4,177,588	$4,096,371	$4,067,247	$3,545,108	$3,558,339
Liabilities and shareholders’ equity
Liabilities
Accounts payable and accrued expenses	$13,508	$9,878	$9,639	$11,966	$12,298
Reinsurance balances payable	47,713	45,747	30,733	24,119	34,833
Deposit liabilities	105,207	88,817	86,594	83,955	167,210
Unearned premium reserves	668,980	655,397	591,970	531,710	567,565
Loss and loss adjustment expense reserves	565,682	536,955	489,907	466,047	420,649
Securities sold, not yet purchased, at fair value	198,393	262,748	235,919	314,353	172,074
Securities sold under an agreement to repurchase	55,880	168,356	170,305	8,944	—
Due to brokers	894,856	794,141	960,703	574,962	695,019
Derivative liabilities, at fair value	11,472	16,401	28,524	15,392	22,495
Performance fee payable to related party	24,846	2,954	—	—	—
Interest and dividends payable	1,772	4,517	2,397	4,400	1,673
Senior notes payable, net of deferred costs	113,510	113,465	113,421	113,377	113,332
Total liabilities	2,701,819	2,699,376	2,720,112	2,149,225	2,207,148
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	10,638	10,629	10,621	10,548	10,548
Treasury shares	(7,389)	(7,389)	—	—	—
Additional paid-in capital	1,090,975	1,086,258	1,083,168	1,080,591	1,078,327
Retained earnings	362,915	290,834	237,458	288,587	246,394
Shareholders’ equity attributable to shareholders	1,457,139	1,380,332	1,331,247	1,379,726	1,335,269
Non-controlling interests	18,630	16,663	15,888	16,157	15,922
Total shareholders’ equity	1,475,769	1,396,995	1,347,135	1,395,883	1,351,191
Total liabilities and shareholders’ equity	$4,177,588	$4,096,371	$4,067,247	$3,545,108	$3,558,339

Third Point Reinsurance Ltd.
Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Revenues
Gross premiums written	$142,573	$205,583	$536,595	$603,259
Gross premiums ceded	(927)	(375)	(2,352)	(1,852)
Net premiums written	141,646	205,208	534,243	601,407
Change in net unearned premium reserves	(13,463)	3,597	(136,136)	(132,949)
Net premiums earned	128,183	208,805	398,107	468,458
Net investment income (loss)	88,356	(193,156)	134,592	(89,627)
Total revenues	216,539	15,649	532,699	378,831
Expenses
Loss and loss adjustment expenses incurred, net	85,015	158,537	273,822	316,336
Acquisition costs, net	45,127	50,509	145,296	152,664
General and administrative expenses	12,354	9,822	33,885	35,797
Other expenses	347	670	6,226	5,686
Interest expense	2,069	2,074	6,163	5,162
Foreign exchange gains	(3,905)	(746)	(14,359)	(800)
Total expenses	141,007	220,866	451,033	514,845
Income (loss) before income tax (expense) benefit	75,532	(205,217)	81,666	(136,014)
Income tax (expense) benefit	(2,484)	7,781	(5,865)	5,768
Income (loss) including non-controlling interests	73,048	(197,436)	75,801	(130,246)
(Income) loss attributable to non-controlling interests	(967)	1,721	(1,473)	663
Net income (loss)	$72,081	$(195,715)	$74,328	$(129,583)
Earnings (loss) per share
Basic	$0.69	$(1.88)	$0.71	$(1.25)
Diluted	$0.68	$(1.88)	$0.70	$(1.25)
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	103,780,196	104,117,448	104,055,946	103,931,871
Diluted	105,795,313	104,117,448	105,590,668	103,931,871

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenues
Gross premiums written	$142,573	$196,866	$197,156	$99,155	$205,583
Gross premiums ceded	(927)	(1,425)	—	(24)	(375)
Net premiums written	141,646	195,441	197,156	99,131	205,208
Change in net unearned premium reserves	(13,463)	(62,319)	(60,354)	35,235	3,597
Net premiums earned	128,183	133,122	136,802	134,366	208,805
Net investment income (loss)	88,356	86,346	(40,110)	61,553	(193,156)
Total revenues	216,539	219,468	96,692	195,919	15,649
Expenses
Loss and loss adjustment expenses incurred, net	85,015	104,131	84,676	98,855	158,537
Acquisition costs, net	45,127	48,482	51,687	38,552	50,509
General and administrative expenses	12,354	10,243	11,288	10,236	9,822
Other expenses	347	3,173	2,706	2,928	670
Interest expense	2,069	2,046	2,048	2,074	2,074
Foreign exchange gains	(3,905)	(8,068)	(2,386)	(2,396)	(746)
Total expenses	141,007	160,007	150,019	150,249	220,866
Income (loss) before income tax (expense) benefit	75,532	59,461	(53,327)	45,670	(205,217)
Income tax (expense) benefit	(2,484)	(5,310)	1,929	(2,863)	7,781
Income (loss) including non-controlling interests	73,048	54,151	(51,398)	42,807	(197,436)
(Income) loss attributable to non-controlling interests	(967)	(775)	269	(614)	1,721
Net income (loss)	$72,081	$53,376	$(51,129)	$42,193	$(195,715)
Earnings (loss) per share
Basic	$0.69	$0.51	$(0.49)	$0.40	$(1.88)
Diluted	$0.68	$0.51	$(0.49)	$0.39	$(1.88)
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	103,780,196	104,132,797	104,257,874	104,217,321	104,117,448
Diluted	105,795,313	105,233,921	104,257,874	106,635,451	104,117,448

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended September 30, 2016 and 2015
(expressed in thousands of U.S. dollars)

	Three months ended September 30, 2016				Three months ended September 30, 2015
	Property and Casualty Reinsurance	Catastrophe Risk Management(2)	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$142,573	$—	$—	$142,573	$205,729	$(146)	$—	$205,583
Gross premiums ceded	(927)	—	—	(927)	(375)	—	—	(375)
Net premiums written	141,646	—	—	141,646	205,354	(146)	—	205,208
Change in net unearned premium reserves	(13,463)	—	—	(13,463)	3,597	—	—	3,597
Net premiums earned	128,183	—	—	128,183	208,951	(146)	—	208,805
Expenses
Loss and loss adjustment expenses incurred, net	85,015	—	—	85,015	158,387	150	—	158,537
Acquisition costs, net	45,127	—	—	45,127	50,527	(18)	—	50,509
General and administrative expenses	6,380	—	5,974	12,354	5,872	32	3,918	9,822
Total expenses	136,522	—	5,974	142,496	214,786	164	3,918	218,868
Net underwriting loss	(8,339)	n/a	n/a	n/a	(5,835)	n/a	n/a	n/a
Net investment income (loss)	22,031	—	66,325	88,356	(51,988)	1	(141,169)	(193,156)
Other expenses	(347)	—	—	(347)	(670)	—	—	(670)
Interest expense	—	—	(2,069)	(2,069)	—	—	(2,074)	(2,074)
Foreign exchange gains	—	—	3,905	3,905	—	—	746	746
Income tax benefit (expense)	—	—	(2,484)	(2,484)	—	—	7,781	7,781
Segment income (loss) including non-controlling interests	13,345	—	59,703	73,048	(58,493)	(309)	(138,634)	(197,436)
Segment income attributable to non-controlling interests	—	—	(967)	(967)	—	140	1,581	1,721
Segment income (loss)	$13,345	$—	$58,736	$72,081	$(58,493)	$(169)	$(137,053)	$(195,715)

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	66.3%				75.8%
Acquisition cost ratio	35.2%				24.2%
Composite ratio	101.5%				100.0%
General and administrative expense ratio	5.0%				2.8%
Combined ratio	106.5%				102.8%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

(2)
As of December 31, 2015, all investments in the Catastrophe Fund had been redeemed. In February 2016, the Company completed the dissolution of the Catastrophe Fund and Catastrophe Reinsurer. As a result, there is no further activity in the Catastrophe Risk Management segment

Third Point Reinsurance Ltd.
Segment Reporting - Nine months ended September 30, 2016 and 2015
(expressed in thousands of U.S. dollars)

	Nine months ended September 30, 2016				Nine months ended September 30, 2015
	Property and Casualty Reinsurance	Catastrophe Risk Management(2)	Corporate	Total	Property and Casualty Reinsurance	Catastrophe Risk Management	Corporate	Total
Revenues
Gross premiums written	$536,595	$—	$—	$536,595	$603,303	$(44)	$—	$603,259
Gross premiums ceded	(2,352)	—	—	(2,352)	(1,852)	—	—	(1,852)
Net premiums written	534,243	—	—	534,243	601,451	(44)	—	601,407
Change in net unearned premium reserves	(136,136)	—	—	(136,136)	(133,001)	52	—	(132,949)
Net premiums earned	398,107	—	—	398,107	468,450	8	—	468,458
Expenses
Loss and loss adjustment expenses incurred, net	273,822	—	—	273,822	316,186	150	—	316,336
Acquisition costs, net	145,296	—	—	145,296	152,665	(1)	—	152,664
General and administrative expenses	19,527	—	14,358	33,885	18,681	463	16,653	35,797
Total expenses	438,645	—	14,358	453,003	487,532	612	16,653	504,797
Net underwriting loss	(40,538)	n/a	n/a	n/a	(19,082)	n/a	n/a	n/a
Net investment income (loss)	32,868	—	101,724	134,592	(23,623)	69	(66,073)	(89,627)
Other expenses	(6,226)	—	—	(6,226)	(5,686)	—	—	(5,686)
Interest expense	—	—	(6,163)	(6,163)	—	—	(5,162)	(5,162)
Foreign exchange gains	—	—	14,359	14,359	—	—	800	800
Income tax benefit (expense)	—	—	(5,865)	(5,865)	—	—	5,768	5,768
Segment income (loss) including non-controlling interests	(13,896)	—	89,697	75,801	(48,391)	(535)	(81,320)	(130,246)
Segment (income) loss attributable to non-controlling interests	—	—	(1,473)	(1,473)	—	156	507	663
Segment income (loss)	$(13,896)	$—	$88,224	$74,328	$(48,391)	$(379)	$(80,813)	$(129,583)

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	68.8%				67.5%
Acquisition cost ratio	36.5%				32.6%
Composite ratio	105.3%				100.1%
General and administrative expense ratio	4.9%				4.0%
Combined ratio	110.2%				104.1%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

(2)
As of December 31, 2015, all investments in the Catastrophe Fund had been redeemed. In February 2016, the Company completed the dissolution of the Catastrophe Fund and Catastrophe Reinsurer. As a result, there is no further activity in the Catastrophe Risk Management segment

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenues
Gross premiums written	$142,573	$196,866	$197,156	$99,155	$205,729
Gross premiums ceded	(927)	(1,425)	—	(24)	(375)
Net premiums written	141,646	195,441	197,156	99,131	205,354
Change in net unearned premium reserves	(13,463)	(62,319)	(60,354)	35,235	3,597
Net premiums earned	128,183	133,122	136,802	134,366	208,951
Expenses
Loss and loss adjustment expenses incurred, net	85,015	104,131	84,676	98,855	158,387
Acquisition costs, net	45,127	48,482	51,687	38,552	50,527
General and administrative expenses	6,380	6,085	7,062	6,134	5,872
Total expenses	136,522	158,698	143,425	143,541	214,786
Net underwriting loss	(8,339)	(25,576)	(6,623)	(9,175)	(5,835)
Net investment income (loss)	22,031	19,098	(8,261)	12,813	(51,988)
Other expenses	(347)	(3,173)	(2,706)	(2,928)	(670)
Segment income (loss)	$13,345	$(9,651)	$(17,590)	$710	$(58,493)

Underwriting ratios (1):
Loss ratio	66.3%	78.2%	61.9%	73.6%	75.8%
Acquisition cost ratio	35.2%	36.4%	37.8%	28.7%	24.2%
Composite ratio	101.5%	114.6%	99.7%	102.3%	100.0%
General and administrative expense ratio	5.0%	4.6%	5.2%	4.6%	2.8%
Combined ratio	106.5%	119.2%	104.9%	106.9%	102.8%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Catastrophe Risk Management Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenues
Gross premiums written	$—	$—	$—	$—	$(146)
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	(146)
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	(146)
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	150
Acquisition costs, net	—	—	—	—	(18)
General and administrative expenses	—	—	—	(16)	32
Total expenses	—	—	—	(16)	164
Net investment income	—	—	—	—	1
Segment income (loss) including non-controlling interests	—	—	—	16	(309)
Segment (income) loss attributable to non-controlling interests	—	—	—	(54)	140
Segment loss	$—	$—	$—	$(38)	$(169)

Note: As of December 31, 2015, all investments in the Catastrophe Fund had been redeemed. In February 2016, the Company completed the dissolution of the Catastrophe Fund and Catastrophe Reinsurer. As a result, there is no further activity in the Catastrophe Risk Management segment

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	5,974	4,158	4,226	4,118	3,918
Total expenses	5,974	4,158	4,226	4,118	3,918
Net investment income (loss)	66,325	67,248	(31,849)	48,740	(141,169)
Interest expense	(2,069)	(2,046)	(2,048)	(2,074)	(2,074)
Foreign exchange gains	3,905	8,068	2,386	2,396	746
Income tax (expense) benefit	(2,484)	(5,310)	1,929	(2,863)	7,781
Segment income (loss) including non-controlling interests	59,703	63,802	(33,808)	42,081	(138,634)
Segment (income) loss attributable to non-controlling interests	(967)	(775)	269	(560)	1,581
Segment income (loss)	$58,736	$63,027	$(33,539)	$41,521	$(137,053)

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business and Type of Transaction - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Line and Type of Business
Property	$56,632	$7,257	$(175)	$43,361	$21,863

Workers Compensation	6,153	50,366	1,240	(321)	14,769
Auto	7,350	68,074	10,137	7,395	91,565
General Liability	—	29,239	—	—	55,646
Professional Liability	13,137	1,450	—	(1,000)	—
Casualty	26,640	149,129	11,377	6,074	161,980

Agriculture	—	—	—	—	—
Credit & Financial lines	58,896	14,543	32,091	15,937	20,611
Multi-line	405	25,937	153,863	33,783	1,275
Specialty	59,301	40,480	185,954	49,720	21,886

Total property and casualty reinsurance segment	142,573	196,866	197,156	99,155	205,729
Catastrophe risk management	—	—	—	—	(146)
	$142,573	$196,866	$197,156	$99,155	$205,583

Type of Transaction
Opportunistic deals	$60,155	$87,290	$186,617	$51,848	$78,783
Reserve covers	—	—	—	—	91,554
Traditional quota shares	82,418	109,576	10,539	47,307	35,392
	$142,573	$196,866	$197,156	$99,155	$205,729

Third Point Reinsurance Ltd.
Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Assets
Total investments in securities	$2,724,518	$2,746,271	$2,691,431	$2,290,779	$2,053,777
Cash and cash equivalents	11	11	11	57	10
Restricted cash and cash equivalents	365,451	280,069	316,923	330,915	604,428
Due from brokers	284,170	337,264	424,205	326,971	303,597
Derivative assets	22,565	26,122	26,877	35,337	27,337
Interest and dividends receivable	11,756	7,492	14,092	10,687	10,030
Total assets	$3,408,471	$3,397,229	$3,473,539	$2,994,746	$2,999,179
Liabilities and non-controlling interest
Accounts payable and accrued expenses	$783	$902	$1,102	$770	$714
Securities sold, not yet purchased	198,393	262,748	235,919	314,353	172,074
Securities sold under an agreement to repurchase	55,880	168,356	170,305	8,944	—
Due to brokers	894,856	794,141	960,703	574,962	695,019
Derivative liabilities	11,472	16,401	28,524	15,392	22,495
Performance fee payable to related party	24,846	2,954	—	—	—
Interest and dividends payable	737	1,482	1,363	1,345	647
Non-controlling interest	18,630	16,663	15,888	16,157	15,597
Total liabilities and non-controlling interest	1,205,597	1,263,647	1,413,804	931,923	906,546
Total net investments managed by Third Point LLC	$2,202,874	$2,133,582	$2,059,735	$2,062,823	$2,092,633

Net investments - Capital	$1,620,441	$1,560,681	$1,504,321	$1,537,349	$1,491,118
Net investments - Float	582,433	572,901	555,414	525,474	601,515
Total net investments managed by Third Point LLC	$2,202,874	$2,133,582	$2,059,735	$2,062,823	$2,092,633

Third Point Reinsurance Ltd.
Investment Return by Investment Strategy - by Quarter

Summary of investment return on investments managed by Third Point LLC	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015

Long/short equities	1.9%	0.3%	(1.1)%	2.9%	(8.2)%
Credit	2.0%	3.8%	—%	0.1%	(0.6)%
Macro and other	0.1%	(0.1)%	(0.9)%	(0.2)%	0.1%
	4.0%	4.0%	(2.0)%	2.8%	(8.7)%

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Payroll and related	$7,259	$4,510	$5,001	$3,816	$3,500
Share compensation expenses	1,894	2,051	2,651	2,266	2,807
Legal and accounting	1,069	1,194	928	1,115	1,090
IT related	472	381	457	888	366
Travel and entertainment	417	640	676	722	649
Occupancy	267	281	262	209	182
Credit facility fees	266	385	553	391	466
Corporate insurance	220	232	247	229	222
Board of director and related	166	191	163	169	192
Other general and administrative expenses	324	378	350	431	348
	$12,354	$10,243	$11,288	$10,236	$9,822

Third Point Reinsurance Ltd.
Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Basic and diluted book value per share numerator:
Total shareholders’ equity	$1,475,769	$1,396,995	$1,347,135	$1,395,883	$1,351,191
Less: non-controlling interests	(18,630)	(16,663)	(15,888)	(16,157)	(15,922)
Shareholders’ equity attributable to shareholders	1,457,139	1,380,332	1,331,247	1,379,726	1,335,269
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	54,189	57,024	57,272	58,070	58,070
Fully diluted book value per share numerator:	$1,557,840	$1,483,868	$1,435,031	$1,484,308	$1,439,851
Basic and diluted book value per share denominator:
Issued and outstanding shares, net of treasury shares	104,000,129	103,716,629	104,336,577	104,256,745	104,217,321
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,400,240	5,683,740	5,708,559	5,788,391	5,788,391
Effect of dilutive restricted shares issued to employees	937,377	1,157,384	1,273,248	837,277	954,829
Diluted book value per share denominator:	114,988,909	115,208,916	115,969,547	115,533,576	115,611,704

Basic book value per share(1)	$14.01	$13.31	$12.76	$13.23	$12.81
Diluted book value per share(1)	$13.55	$12.88	$12.37	$12.85	$12.45

Increase (decrease) in diluted book value per share	5.2%	4.1%	(3.7)%	3.2%	(11.8)%

(1)
Book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Book value per share is calculated by dividing shareholders’ equity attributable to shareholders by the number of issued and outstanding shares at period end, net of treasury shares. Diluted book value per share represents book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2016	June 30, 2016	March 31, 2016(1)	December 31, 2015	September 30, 2015(1)
Weighted-average number of common shares outstanding
Basic number of common shares outstanding, net of treasury shares	103,780,196	104,132,797	104,257,874	104,217,321	104,117,448
Dilutive effect of options	940,627	403,547	—	1,166,940	—
Dilutive effect of warrants	912,286	556,829	—	1,251,190	—
Dilutive effect of restricted shares with service and performance condition	162,204	140,748	—	—	—
Diluted number of common shares outstanding	105,795,313	105,233,921	104,257,874	106,635,451	104,117,448

Basic earnings (loss) per common share:
Net income (loss)	$72,081	$53,376	$(51,129)	$42,193	$(195,715)
Income allocated to participating shares	(241)	(169)	—	(137)	—
Net income (loss) available to common shareholders	$71,840	$53,207	$(51,129)	$42,056	$(195,715)

Basic earnings (loss) per common share	$0.69	$0.51	$(0.49)	$0.40	$(1.88)

Diluted earnings (loss) per common share
Net income (loss)	$72,081	$53,376	$(51,129)	$42,193	$(195,715)
Income allocated to participating shares	(237)	(167)	—	(134)	—
Net income (loss) available to common shareholders	$71,844	$53,209	$(51,129)	$42,059	$(195,715)

Diluted earnings (loss) per common share	$0.68	$0.51	$(0.49)	$0.39	$(1.88)

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Net income (loss)	$72,081	$53,376	$(51,129)	$42,193	$(195,715)
Shareholders’ equity attributable to shareholders - beginning of period	1,380,332	1,331,247	1,379,726	1,335,269	1,526,004
Impact of weighting related to shareholders’ equity from shares repurchased	—	(2,609)	—	—	—
Adjusted shareholders’ equity attributable to shareholders - beginning of period	$1,380,332	$1,328,638	$1,379,726	$1,335,269	$1,526,004
Return on beginning shareholders’ equity	5.2%	4.0%	(3.7)%	3.2%	(12.8)%

(1)
Return on beginning shareholders’ equity as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity is calculated by dividing net income by the beginning shareholders’ equity attributable to shareholders. We believe this metric is used by investors to supplement measures of our profitability. For the current year periods, we have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. This adjustment increased the stated returns on beginning shareholders’ equity.